UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 3, 2008

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Genesee & Wyoming Inc. (GWI) today announced the following executive stock transactions.

On May 30, 2008, President and Chief Executive Officer John C. Hellmann exercised and held 10,040 incentive stock options and 57,461 non-qualified stock options. Mr. Hellmann concurrently surrendered 37,500 shares to GWI to cover the exercise price of the options and the resulting tax liability. Following the transactions, Mr. Hellmann will beneficially own 445,166 shares of GWI Class A common stock and 1,872 shares of GWI Class B common stock.

In addition, on May 30, 2008, Executive Chairman Mortimer B. Fuller III exercised and held 16,064 incentive stock options. Mr. Fuller also entered into a planned sale of certain shares of the GWI’s common stock. Under the terms of the plan, adopted in compliance with U.S. Securities and Exchange Commission Rule 10b5-1, Mr. Fuller proposes to sell 201,763 shares of GWI common stock from time to time, which shares will be acquired through the exercise of non-qualified stock options. Following these transactions, Mr. Fuller will beneficially own 528,079 shares of GWI Class A common stock and 3,027,668 shares of GWI Class B common stock.

GWI owns and operates short line and regional freight railroads in the United States, Canada, Australia and the Netherlands and owns a minority interest in a railroad in Bolivia. Operations currently include 51 railroads organized in nine regions, with more than 6,000 miles of owned and leased track and approximately 3,000 additional miles under track access arrangements. GWI provides rail service at 16 ports in North America and Europe and performs contract coal loading and railcar switching for industrial customers.

Forward-Looking Statements

Certain statements in this report that discuss GWI’s expectations are forward-looking statements within the meaning of the federal securities laws and are based upon GWI’s current belief as to the outcome of future events. Although GWI believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. GWI cautions investors and potential investors not to place undue reliance on such statements and disclaims any intention to update the current expectations or forward-looking statements contained in this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

June 3, 2008	By:	/s/ Allison M. Fergus

Name: Allison M. Fergus
Title: General Counsel and Secretary